                                                                  EXHIBIT 10.1.2
                                                                  CONFORMED COPY


                                AMENDMENT NO. 2
                                       TO
                          SECOND AMENDED AND RESTATED
                       CREDIT AND REIMBURSEMENT AGREEMENT


             AMENDMENT No. 2 dated as of December 31, 1997 among ORBITAL SCIENCES CORPORATION (the "Company"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK, the BANKS listed on the signature pages hereof and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent (the "Administrative Agent") and as Collateral Agent.


                             W I T N E S S E T H :


             WHEREAS, the parties hereto have heretofore entered into a Second Amended and Restated Credit and Reimbursement Agreement dated as of August 5, 1997 (as amended from time to time, the "Credit Agreement"); and

             WHEREAS, the parties hereto wish to amend the terms of the Credit Agreement as set forth herein;

             NOW, THEREFORE, the parties hereto agree as follows:

             SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the Amendment Effective Date (as defined in Section 14 below) refer to the Credit Agreement as amended hereby.

             SECTION 2. Changes to Definitions. (a) The definitions of "CLASS", "MAJOR CASUALTY PROCEEDS", "NET CASH PROCEEDS", "PREPAYMENT EVENT", "PREPAYMENT PERCENTAGE", "TERM COMMITMENT" and "TERM LOAN" set forth in Section
1.01 of the Credit Agreement are hereby deleted in their entirety.

    (b) The definitions of "COMMITMENT", "CONSOLIDATED LEVERAGE RATIO", "CONSOLIDATED TANGIBLE NET WORTH", "INTEREST PERIOD" and "REQUIRED BANKS" set forth in Section 1.01 of the Credit Agreement are hereby amended to read in their entirety as follows:

             "COMMITMENT" means a Revolver Commitment.

             "CONSOLIDATED LEVERAGE RATIO" means on any date the ratio of Consolidated Debt on such date to Consolidated EBITDA for the period of four consecutive fiscal quarters most recently ended on or prior to such date.

             "CONSOLIDATED TANGIBLE NET WORTH" means, at any date, Consolidated Net Worth less consolidated Intangible Assets, all determined as of such date. For purposes of this definition "INTANGIBLE ASSETS" means the amount (to the extent reflected in determining such consolidated stockholders' equity) of (i) all write-ups (other than write-ups resulting from foreign currency translations and write-ups of assets of a going concern business made within twelve months after the acquisition of such business) subsequent to December 31, 1996 in the book value of any asset owned by the Company or a Consolidated Subsidiary, and (ii) all goodwill, patents, trademarks, service marks, trade names, anticipated future benefit of tax loss carry-forwards not fully reserved, copyrights, organization or developmental expenses and other intangible assets.

             "INTEREST PERIOD" means, with respect to each Euro-Dollar Loan, the period commencing on the date of borrowing specified in the applicable Notice of Borrowing or on the date specified in an applicable Notice of Interest Rate Election and ending one, two or three months thereafter as the Borrower may elect in such notice; provided that:

                     (a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day;

                     (b) any Interest Period which begins on the last
             Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause
             (c) below, end on the last Euro- Dollar Business Day of a calendar month; and

                      (c) any Interest Period which would otherwise end after
             the Termination Date shall end on the Termination Date.

             "REQUIRED BANKS" means at any time Banks having at least 66 2/3% of the aggregate amount of the Revolver Commitments or, if the Revolver Commitments shall have been terminated, having at least 66 2/3% of the aggregate Revolver Exposures at such time.

    (c) New definitions of "CONSOLIDATED EBITDA" and "CONSOLIDATED NET WORTH" are added in alphabetical order in Section 1.01 of the Credit Agreement, to read in their entirety as follows:

             "CONSOLIDATED EBITDA" means, for any period, Consolidated Net Income for such period plus, to the extent deducted in determining such Consolidated Net Income, the aggregate amount of (i) consolidated interest expense, (ii) income tax expense and (iii) depreciation, amortization and other similar non-cash charges.

             "CONSOLIDATED NET WORTH" means, at any date, the consolidated stockholders' equity of the Company and its Consolidated Subsidiaries as of such date.

             SECTION 3. Restatement of Section Describing Types of Borrowings.
Section 1.03 of the Credit Agreement is hereby amended to read in its entirety as follows:
                     SECTION 1.03. Types of Borrowings. The term "Borrowing" denotes the aggregation of Loans of one or more Banks to be made to a Borrower pursuant to Article 2 on the same date, all of which Loans are of the same Type (subject to Article 8) and, except in the case of Base Rate Loans, have the same initial Interest Period. The "Type" of a Loan refers to the determination whether such Loan is a Euro-Dollar Loan or a Base Rate Loan.

             SECTION 4. Termination of Term Commitments and Reclassification of Term Loans as Revolving Loans; Changes in Revolver Commitments. (a) Effective on the Amendment Effective Date, (i) the Term Commitment of each Bank shall terminate in its entirety and (ii) the Revolver Commitment of each Bank shall be the amount set forth on the signature pages hereof opposite the name of such Bank. On the Effective Date, each Term Loan of each Bank then outstanding shall be reclassified as a Revolving Loan of such Bank, having the same Interest Period as the Interest Period applicable to such Term Loan immediately prior to the Effective Date and bearing interest for each day at the rate per annum equal to the sum of the Euro-Dollar Margin for such day plus the Adjusted London Interbank Offered Rate applicable to such Term Loan for such Interest Period immediately prior to the Effective Date.

    (b) Section 2.01 of the Credit Agreement is hereby amended by (i) deleting subsection (a) in its entirety and (ii) renumbering subsection (b) thereof as subsection (a).

             SECTION 5. Amendments to Method of Borrowing Section. Subsection
(a) of Section 2.02 of the Credit Agreement is hereby amended by deleting the phrase "and Class" in clause (iii) thereof.

             SECTION 6. Amendments to Maturity of Loans Section. Section 2.05 of the Credit Agreement is hereby amended to read in its entirety as follows:

             SECTION 2.05. Maturity of Loans. Each Loan shall mature, and the outstanding principal amount thereof shall be due and payable (together with accrued interest thereon), on the Termination Date.

             SECTION 7. Amendments to Optional Termination of Commitments Section. The last sentence of Section 2.09 of the Credit Agreement is hereby amended to read in its entirety as follows:

    Other than as set forth in the first sentence of this Section, at no time may the Company reduce or terminate any Revolver Commitments.

             SECTION 8. Amendments to Mandatory Termination of Commitments Section. Section 2.10 of the Credit Agreement is hereby amended by (i) deleting subsection (a) in its entirety and (ii) renumbering subsection (b) thereof as subsection (a).

             SECTION 9. Amendments to Optional Prepayments Section. Subsection
(c) of Section 2.11 of the Credit Agreement is hereby deleted in its entirety.

             SECTION 10. Amendments to the Net Worth Covenant. Section 5.08 of the Credit Agreement is hereby amended to read in its entirety as follows:

             SECTION 5.08. Minimum Consolidated Net Worth. Consolidated Net Worth at the last day of any fiscal quarter will not be less than (i) $319,000,000 plus (ii) 50% of Consolidated Net Income for each fiscal quarter of the Company ended after December 31, 1997 and on or prior to such date and for which such Consolidated Net Income is positive (but with no deduction on account of any fiscal quarter for which Consolidated Net Income is negative) plus (iii) 100% of the aggregate amount by which Consolidated Net Worth shall have been increased by reason of the issuance and sale after December 31, 1997 and on or prior to such date of any capital stock or the conversion or exchange of any Debt of the Company into or with capital stock of the Company consummated after December 31, 1997 and on or prior to such date.

             SECTION 11. Amendments to the Leverage Covenant. Section 5.09 of the Credit Agreement is hereby amended to read in its entirety as follows:

             SECTION 5.09. Leverage. The Consolidated Leverage Ratio will at no time during any period set forth below exceed the ratio set forth below opposite such period:

             PERIOD                                    RATIO
             12/31/97-9/29/98                          4.00:1
             9/30/98-12/30/98                          3.75:1
             12/31/98 and thereafter                   3.50:1

             SECTION 12. Amendments to Assignments Section. The first sentence of Section 10.06(c) of the Credit Agreement is hereby amended to read in its entirety as follows:

    Any Bank may at any time assign to one or more banks or other institutions (each an "Assignee") all, or a proportionate part of all, of its rights and obligations with respect to Revolver Commitment (and corresponding
    Revolving Loans and Letter of Credit Liabilities), and such Assignee shall assume such rights and obligations, pursuant to an Assignment and Assumption Agreement in substantially the form of Exhibit F hereto executed by such Assignee and such transferor Bank, with (and subject to) the subscribed consent of the Company, the LC Bank and the Administrative Agent (which consents shall not be unreasonably withheld); provided that (i) if an Assignee is another Bank or an Affiliate of such transferor Bank, no such consent shall be required, and (ii) immediately after giving effect to any such assignment, (x) the transferor Bank's Revolver Commitment is equal to either $0 or at least $3,000,000 and (y) the Assignee's Revolver Commitment is at least equal to $3,000,000.

             SECTION 13. New York Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

             SECTION 14. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective on the date (the "Amendment Effective Date") on which the Administrative Agent shall have received:

             (i) duly executed counterparts hereof signed by the Company and the Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party); and

             (ii) an amendment fee, payable ratably to the Revolver Banks in accordance with their Revolver Commitments as in effect on the Effective Date immediately after giving effect to this amendment, in an amount equal to .125% of the aggregate amount of such Revolver Commitments.

             IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                      ORBITAL SCIENCES CORPORATION



                                      By: /s/ Kenneth H. Sunshine
                                          -----------------------------------
                                          Title: Vice President and Treasurer

Revolver Commitment:

$ 20,000,000                          MORGAN GUARANTY TRUST COMPANY
                                        OF NEW YORK



                                      By: /s/ Diana H. Imhof
                                          -----------------------------------
                                          Title: Vice President


$ 17,500,000                          THE BANK OF NOVA SCOTIA



                                      By: /s/ J.R. Trimble
                                          -----------------------------------
                                          Title: Senior Relationship Manager


$ 17,500,000                          NATIONSBANK, N.A.



                                      By: /s/ Michael Brick
                                          -----------------------------------
                                          Title: Assistant Vice President

$ 15,000,000                          FIRST UNION NATIONAL BANK


                                      By: /s/ Barbara Boehm
                                          -----------------------------------
                                          Title: Vice President



$ 15,000,000                          BANK OF TOKYO-MITSUBISHI TRUST COMPANY



                                      By: /s/ Mark R. Marron
                                          -----------------------------------
                                          Title: Vice President


$ 15,000,000                          THE SUMITOMO BANK, LIMITED



                                      By: /s/ Nancy Z. Reimann
                                          -----------------------------------
                                          Title: Vice President


                                      By: /s/ James L. Hogan
                                          -----------------------------------
                                          Title: Vice President and Manager


Total Revolver Commitments:
---------------------------
$100,000,000